Exhibit 10.1
AMENDMENT NO. 2 TO
THE BOARD REPRESENTATION AND
GOVERNANCE AGREEMENT
     This AMENDMENT NO.2 (the “Amendment”) to the Board Representation and Governance Agreement (the “Governance Agreement”), dated as of June 22, 2007, as amended by Amendment No.1 to the Governance Agreement, dated as of July 1, 2007, by and between Intervoice, Inc., a Texas corporation (the “Company” or “Intervoice”) and David W. Brandenburg, a natural person residing in the State of Florida (“David Brandenburg”), is being entered into as of July 15, 2008.
RECITALS:
     WHEREAS, the Company, Convergys Corporation, an Ohio corporation (“Parent”), and Dialog Merger Sub, Inc., a Texas corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), are entering into an Agreement and Plan of Merger (the “Merger Agreement”) dated as of the date hereof, pursuant to which Merger Sub will merge into the Company (the “Merger”).
     WHEREAS, the Merger Agreement provides that, among other things, the Company will amend the Governance Agreement.
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:
     Section 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein shall have the meaning assigned to such term in the Governance Agreement. Each reference to “hereof”, “herein”, “hereunder”, “hereby” and “this Agreement” shall from and after the date hereof refer to the Governance Agreement as amended by this Amendment.
     Section 2. Amendment to Section 1.2. The definition of “Brandenburg Representation Period” in Section 1.2 of the Governance Agreement is hereby amended and restated in its entirety to read as follows:
     “Brandenburg Representation Period” shall mean the period commencing with the appointment of the Brandenburg Nominees to the Board and ending on the earlier of the Effective Time (as defined in the Merger Agreement) or the conclusion of the 2008 Annual Meeting of Shareholders.
     Section 3. Addition of Section 4.16. Section 4.16 is hereby added to the Governance Agreement to read as follows:
     This Agreement, all of the terms and conditions herein, and the rights and obligations of the parties hereunder, will terminate as of the earlier of the Effective Time (as defined in the Merger Agreement) or the conclusion of the 2008 Annual Meeting of Shareholders; except that notwithstanding the foregoing,

(i) Section 2.1(i) shall remain in full force and effect as long as the Brandenburg Nominees remain members of the board of the Company; and (ii) Sections 3.4, 3.5 and 3.6 shall survive the termination of this Agreement.
     Section 4. No Further Amendment. Except as otherwise provided herein, the Governance Agreement shall remain unchanged and in full force and effect.
     Section 5. Effect of Amendment. From and after the execution of this Amendment by the parties hereto, any references to the Governance Agreement shall be deemed a reference to the Governance Agreement as amended hereby.
     Section 6. Governing Law. This Amendment shall be governed by, enforced under and construed in accordance with the laws of the State of Texas, without giving effect to any choice or conflict of law provision or rule thereof or of any other jurisdiction.
     Section 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     Section 8. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and shall in no way be construed to define, limit, describe, explain, modify, amplify, or add to the interpretation, construction or meaning of any provision of, or scope or intent of, this Amendment or the Governance Agreement nor in any way affect this Amendment or the Governance Agreement.
[Signature Page Follows.]

     IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be signed by its duly authorized officer as of the date first above written.

INTERVOICE, INC.
By:	/s/ Robert E. Ritchey
	Name:	Robert E. Ritchey
	Title:	Chief Executive Officer

/s/ David W. Brandenburg
David W. Brandenburg

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